UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

PERRIGO COMPANY PLC

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Perrigo Company plc (the “Company”) is filing this Form 8-K to present updated supplemental financial information under Rule 3-10(b) of Regulation S-X. Attached hereto as Exhibit 99.1 is Item 1. Financial Statements, which updates the information originally filed in the Company’s Quarterly Report on Form 10-Q for the three months ended September 27, 2014. Note 16 (Subsequent Events) of the Notes to the Condensed Consolidated Financial Statements has been updated to reflect the expected issuance of indebtedness by Perrigo Finance plc, which is a direct, 100% owned finance subsidiary of the Company. Any securities issued by Perrigo Finance plc will be fully and unconditionally guaranteed by the Company.

Except as specifically set forth in Exhibit 99.1, the information in the attached exhibit does not reflect any other events occurring after the Company filed its Form 10-Q on November 6, 2014 for the three months ended September 27, 2014.

Item 9.01	Financial Statements and Exhibits

99.1	Historical financial statements and revised related disclosures as of September 27, 2014.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY PLC
(Registrant)

Dated: November 20, 2014	By:	/s/ Judy L. Brown
Judy L. Brown
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Historical financial statements and revised related disclosures as of September 27, 2014.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.